SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: November 18, 1999


                                   NELX, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



     Kansas                       0-21210                    84-0922335
---------------                   ------------               -------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                     10525 W, 23rd Place, Lakewood, CO 80215
                 ---------------------------------------------
             (New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 304-622-9599

Item 1.           Changes in Control of Registrant

         None.

Item 2.           Acquisition or Disposition of Assets

         None.

Item 3.           Bankruptcy or Receivership

         None.

Item 4.           Changes in Registrants Certifying Accountant

         None.

Item 5.           Other Events

         At a special meeting of the Board of Directors of Nelx, Inc. on November 18, 1999, Mr. Charles Stout presented signed letters of intent from Square Roots, Inc. of Arches Fork, West Virginia, and Reliable Energy Producers, Inc. of Mannington, West Virginia, indicating an interest in merging their assets and operations into Nelx, Inc. The Board of Directors unanimously agreed to authorized Bruce Bowler, and any others deemed necessary, to proceed with the due diligence phase of the negotiation.

Item 6.           Appointment of New Directors

         None.

                  Resignation and Appointment of Officers

         None.

Item 7.           Financial Statements Pro Forma Financial & Exhibits

         Financial Statements - None.

         Exhibits - None.

                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 18, 1999


                                   NELX, Inc.


                                        /s/ Charles L. Stout
                                   By: -----------------------------------------
                                          Charles L. Stout, President